Income Taxes (Schedule of Unrecognized Tax Benefits and Liability for Contingent Income Taxes, Interest and Penalties) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Unrecognized tax benefits	$ 114	$ 124	$ 104	$ 95
Accrued interest and penalties	24	37	28
Tax credits and other indirect benefits	(56)	(72)	(55)
Liability for tax contingencies	$ 82	$ 89	$ 77